TUXIS

CORPORATION

American Stock
Exchange Symbol:

TUX

Semi-Annual Report
June 30, 1999

TUXIS CORPORATION	American Stock Exchange Symbol:	TUX

11 Hanover Square, New York, NY 10005

August 12, 1999
Fellow Shareholders:

 We are pleased to submit this Semi-Annual Report for the six months ended June 30, 1999, and to welcome our new shareholders who have made their investment since our last report.

Investment Objective and Policies

The Fund's investment objective is to provide an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation. In seeking to achieve this objective, the Fund normally invests at least 50% of its assets in municipal securities. The balance of its assets will be invested primarily in securities of selected growth companies that in the opinion of the Investment Manager will grow faster than the economy as a whole and in tax advantaged investments, based on the Investment Manager's analysis of issuer fundamentals, technical and economic trends and other factors.

Review and Outlook

Domestic interest rates rose during the first half of 1999. Between the beginning of January and the end of June, thirty year Treasury bond yields rose from 5.10% to 5.96%, causing bond prices to decline and resulting in a total return of -10.40%. Three month Treasury bills ended 1998 yielding 4.45% and rose to 4.78% by mid year. The U.S. dollar remained strong during this period relative to major U.S. trading partners, appreciating over the euro and yen by 11.30% and 6.60%, respectively.

Yields on municipal bonds also rose during the first half of the year. Thirty year AAA general obligations ended June yielding 5.26%, up from 4.86% at the end of December 1998. This increase in yields impaired performance, however, as evidenced by a total return of -.90% on the Lehman Municipal Bond Index for the first half of the year. Municipal bonds did outperform other fixed income securities during this time period, however. At the end of last year, turmoil in global financial markets has caused a "flight to quality" causing tax exempt thirty year AAA general obligations to yield 95% of Treasury bond yields, a very attractive level historically. By the end of June, municipals yielded 88% of Treasury bonds, still attractive relative to the historical average of 84%.

 During the first half of the year, the domestic economy performed exceptionally well, with real gross domestic product the total value of goods and services produced in the United States growing 4.3% for the first quarter, and 2.3% for the second quarter. The unemployment rate declined to as low as 4.2%, and new jobs were created at an average rate of 195,000 per month, down from the 275,000 pace at the end of last year. The new jobs total for July, however jumped to 310,000. But, despite the robust economy, inflation as measured by the Consumer Price Index has remained in check it was unchanged in May and June after moving up 0.7% in April.

 In deciding to raise short term rates pre-emptively to avoid future inflationary pressures, the Federal Reserve recognized that some of the conditions which were responsible for the 0.75% easing of last fall had abated. Financial markets have become, for now, more orderly and liquid. The economies of several countries which were in distress last fall and this winter have shown significant signs of improvement. A meaningful economic recovery in either Japan or industrial Europe remains the greatest uncertainty to the continuation of the benign inflationary environment of the last three years. While data in both areas suggest some improvement, it is unlikely that inflationary pressures will increase dramatically before year end.

 Over the balance of the year, the market for tax exempt securities will be subject to the same factors in the economy which will effect all domestic fixed income markets. In addition, the pros- pect of tax cuts, and specific nature of those cuts, will impact the municipal securities market.

 10% Dividend Distribution Policy Continued

 The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in September 1998 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. The Fund's current net asset value per share is $14.58. With a recent closing on the American Stock Exchange of $11.88 per share, we believe shares of the Fund are a sound value and an attractive investment for tax managed portfolios.

 Reinvestment Plan Attractive

 The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value or market price, which can contribute importantly to growing your investment over time.

We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,

Thomas B. Winmill President	Steve A. Landis Senior Vice President Portfolio Manager

TUXIS CORPORATION Schedule of Portfolio Investments - June 30, 1999 (Unaudited)

Principal Amount		Standard & Poors Rating	Market Value
	MUNICIPAL BONDS (67.17%)
	Alabama (1.98%)
$250,000	Alabama Special Care Facilities Revenue Bonds, 5.00%, due 11/1/25	AA+	$ 227,690
	Arizona (4.87%)
500,000	Phoenix General Obligation Bonds, Series A, 6.25%, due 7/1/16	AA+	559,085
	Florida (4.00%)
500,000	Tampa, Florida Revenue Bonds, 4.875%, due 11/15/23	AAA	456,725
	Georgia (4.37%)
400,000	Georgia State Municipal Electric Authority Power Revenue Bonds, 8.25%, due 1/1/11	A	501,648
	Hawaii (8.50%)
500,000	Hawaii County General Obligation Bonds, Series A, 5.60%, due 5/1/13	AAA	520,270
400,000	Honolulu City & County General Obligation Bonds, Series A, 8.75%, due 1/1/03	AA	455,400
			975,670
	Illinois (7.18%)
500,000	Chicago, Illinois General Obligation Bonds, Series A, 5.125%, due 1/1/25	AAA	470,865
250,000	Illinois Health Facilities Revenue Bonds, Series A, 5.00%, due 7/1/24	AAA	231,687
125,000	Illinois Health Facilities Revenue Bonds, 5.25%, due 8/1/17	AAA	121,511
			824,063
	Louisiana (2.94%)
325,000	Louisiana Public Facilities Authority Revenue Bonds, Series A, 6.50%, due 3/1/02	AAA*	337,656
	Massachusetts (7.37%)
300,000	Cambridge, Massachusetts General Obligation Bonds, 4.50%, due 2/1/17	AA+	270,048
500,000	Massachusetts State Municipal Wholesale Electric Company Power Supply Systems Revenue Bonds, 5.00%, due 7/1/27	AAA	473,575
110,000	Massachusetts State Water Resource Revenue Bonds, 5.00%, due 12/1/25	AAA	102,597
	Mississippi (4.39%)
500,000	Mississippi State General Obligation Bonds, 5.10%, due 11/15/11	AA	503,395
	Nevada (4.31%)
470,000	Nevada Housing Division Single Family Revenue Bonds, 6.35%, due 10/1/12	AAA	494,891
	New Jersey (3.13%)
$ 155,000	Hoboken, New Jersey General Obligation Bonds, 4.75%, due 8/1/11	AAA	$ 150,076
200,000	Southern Regional High School District General Obligation Bonds, 5.50%, due 9/1/07	AAA	209,196
	New Mexico (4.48%)
500,000	Las Cruces Revenue Bonds, 5.45%, due 12/1/08	AAA	513,655
	New York (2.67%)
250,000	New York General Obligation Bonds, Series H, 6.00%, due 8/1/13	A-	263,603
40,000	City of New York General Obligation Bonds, Series D, 7.50%, due 2/1/16	A-	43,619
	South Carolina (1.94%)
250,000	Piedmont Municipal Power Agency Revenue Bonds, Series A, 4.75%, due 1/1/25	AAA	223,040
	Wisconsin (5.04%)
500,000	Wisconsin Clean Water Revenue Bonds, Series 1, 6.875%, due 6/1/11	AA+	578,270
Shares	Total Municipal Bonds (cost: $7,553,543)		7,708,502
	COMMON STOCKS (26.88%)
	Men's Boy's Furnishing, Work Clothing & Allied Garments (1.36%)
6,000	Quiksilver, Inc.		156,375
	Motor Vehicles & Passenger Car Bodies (1.06%)
1,400	Honda Motor Co., Ltd. ADR.		121,450
	Printed Circuit Boards (6.40%)
7,500	Benchmark Electronics, Inc.		269,531
8,800	Plexus Corp.		265,100
3,000	Solectron Corporation		200,063
	Real Estate Investment Trusts (.83%)
5,300	New Plan Excel Realty Trust		95,400
	Retail-Eating Places (1.70%)
10,900	Consolidated Products, Inc.		196,200
	Retail-Catalog & Mail-Order Houses (2.00%)
5,200	CDW Computer Centers, Inc.		228,800
	Retail-Grocery Stores (2.29%)
5,300	Safeway Inc.		262,350
	Retail-Jewelry Stores (1.33%)
3,800	Zale Corp.		$ 152,000
	Service-Engineering Services (3.17%)
12,400	URS Corporation		363,475
	Services-Speciality Outpatient Facilities (1.89%)
3,600	Express Scripts, Inc.		216,675
	Speciality-Industry Machinery (.58%)
5,100	Quipp, Inc.		66,300
	Trucking (1.82%)
9,500	Swift Transportation Co., Inc.		209,000
	Wholesale-Computer & Peripheral Equipment & Software (1.78%)
3,300	Safeguard Scientifics, Inc.		204,600
	Women's, Misses' and Juniors Outerwear (.67%)
3,400	Tarrant Apparel Group		77,031
	Total Common Stocks (cost: $2,890,601)		3,084,350
Pincipal Amount	SHORT TERM INVESTMENTS (5.95%)
$675,000	U.S. Treasury Bill, due 8/19/99		670,902
11,817	State Street Bank & Trust Repurchase Agreement, 3.50%, June 30, 1999, due July 1, 1999 (collateralized by $15,000 U.S. Treasury Notes, 5.25%, 5/31/01, market value: $14,906) (proceeds at maturity: $11,818)		11,817
	Total Short Term Investments (cost: $682,719)		682,719
	Total Investments (cost: $11,126,863) (100.0%)		$11,475,571
* Moody's rating.
See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS:
Investments at market value (cost: $ 11,126,863) (note 1)	$ 11,475,571
Receivables:
Interest	142,939
Investment securities sold	2,600
Divdends	2,147
Collateral for securities loaned, at market value	855,100
Other assets	2,981
Total assets	12,481,338

LIABILITIES:
Collateral for securities loaned	855,100
Accrued expenses	11,438
Accrued management fees	5,731
Total liabilities	872,269
NET ASSETS:
(applicable to 777,103 outstanding shares: 1,000,000,000 shares of $.01 par value authorized)	$11,609,069

NET ASSET VALUE PER SHARE
($11,609,069 ÷ 777,103 shares outstanding)	$14.94

At June 30, 1999, net assets consisted of:
Paid-in capital	$11,875,106
Net unrealized appreciation on investments	348,708
Accumulated deficit in net investment income	(430,510)
Accumulated net realized loss on investments	(184,235)
$11,609,069

STATEMENT OF OPERATIONS Six Months Ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Interest	$233,019
Dividends (net of foreign taxes of $810)	51,812
Total investment income	284,831

EXPENSES:
Investment management (note 3)	36,056
Transfer agent	15,901
Directors	15,855
Professional (note 3)	12,398
Registration (note 3)	11,215
Custodian	6,912
Printing	3,571
Interest (note 5)	2,600
Other	6,487
Total expenses	111,025
Fee reductions (note 4)	(4,995)
Net expenses	106,030
Net investment income	178,801

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain on investments	4,318
Unrealized depreciation of investments during the period	(754,036)
Net realized and unrealized loss on investments	(749,718)
Net increase in net assets resulting from operations	$(570,917)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998
	June 30, 1999	December 31, 1998
OPERATIONS:
Net investment income	$ 178,801	$ 418,039
Net realized gain on investments	4,318	177,381
Unrealized appreciation (depreciation) of investments during the period	(754,036)	268,368
Net increase (decrease) in net assets resulting from operations	(570,917)	863,792

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($.23 and $.57 per share, respectively)	(178,801)	(418,043)
Distributions in excess of net investment income ($.57 and $.55 per share, respectively)	(430,510)	(403,775)
Distributions from paid in capital ($.22 per share)	-	(165,268)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from reinvestment of distributions (20,665 and 31,230 shares, respectively) (note 6)	276,891	496,279
Total change in net assets	(903,337)	372,985

NET ASSETS:
Beginning of period	12,512,406	12,139,421
End of period (includes accumulated deficit in net investment income of $430,510 in 1999)	$11,609,069	$12,512,406

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

(1) Tuxis Corporation (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $188,600 which expires in 2002. Based on Federal income tax cost of $11,126,863, gross unrealized appreciation and gross unrealized depreciation were $603,303 and $254,595, respectively at June 30, 1999.

(3) The Fund retains CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Fund's net assets. The fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $2,749 for providing certain administrative and accounting services at cost for the six months ended June 30, 1999.

 (4) Purchases and proceeds of sales of securities other than short term notes aggregated $3,574,203 and $4,843,880, respectively, for the six months ending June 30, 1999. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the six months ending June 30, 1999, the Fund's custodian fees were reduced by $4,995 under such arrangements.

(5) The Fund has a committed bank line of credit. At June 30, 1999, there was no outstanding balance and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ending June 30, 1999, the weighted average interest rate was 5.60% based on the balances outstanding during the period and the weighted average amount outstanding was $59,307.

 (6) As of June 30, 1999, the Fund loaned common stocks having a value of $738,400 and received cash collateral of $855,100 for the loan.

 The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income on the Statement of Operations for the six months ended June 30, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accured interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 (7) The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

 (8) The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

FINANCIAL HIGHLIGHTS

	Years Ended December 31,
	Six Months Ended June 30, 1999 (Unaudited)	1998	1997	1996	1995	1994
PER SHARE DATA*
Net asset value at beginning of period	$16.54	$16.74	$16.41	$17.04	$15.25	$17.63
Income from investment operations:
Net investment income	.23	.57	.58	.69	.70	.68
Net realized and unrealized gain (loss) on investments	(1.03)	.57	.59	(.62)	1.78	(2.38)
Total from investment operations	(.80)	1.14	1.17	.07	2.48	(1.70)
Less distributions:
Distributions from net investment income	(.23)	(.57)	(.58)	(.70)	(.69)	(.68)
Distributions in excess of net investment income	(.57)	(.55)	(.26)
Distributions from paid in capital		(.22)
Total distributions	(.80)	(1.34)	(.84)	(.70)	(.69)	(.68)
Net asset value at end of period	$14.94	$16.54	$16.74	$16.41	$17.04	$15.25
Per share market value at end of period	$12.75	$16.38	$14.88	$14.38
TOTAL RETURN ON NET ASSET VALUE BASIS	(4.21)%	7.40%	8.17%	.61%	16.58%	(9.76)%
TOTAL RETURN ON MARKET VALUE BASIS (a)	(17.46)%	19.66%	9.73%	(11.87)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$11,609	$12,512	$12,139	$11,491	$16,220	$15,921
Ratio of expenses to average net assets (b) (c)	1.85%**	1.89%	1.70%	1.68%	1.78%	1.60%
Ratio of net investment income to average net assets (d)	2.98%**	3.40%	3.53%	4.14%	4.31%	4.23%
Portfolio turnover rate	30%	26%	43%	78%	172%	275%

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

** Annualized.

(a) Effective November 8, 1996, the Fund converted from on open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower rate of the per share net asset value on the payment date or the average of the closing market prices for the five days preceding the payment date.

(b) Ratio prior to reimbursement by the Investment Manager was 1.94%, 1.95% and 1.71%, for the years ended December 31, 1996, 1995, 1994, and respectively.

(c) Ratio after the reduction of custodian fees under a custodian agreement was 1.77%**, 1.85% and 1.62% for the six months ended June 30, 1999 and for the years ended December 31, 1998, 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996.

TUXIS CORPORATION

11 Hanover Square
New York, NY 10005
1-888-847-4200